UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 E Campbell Ave, Suite 107-D Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2025, Semler Scientific, Inc.’s board of directors approved and adopted its Fourth Amended and Restated Bylaws, or the Fourth A&R Bylaws, with immediate effect.

The Fourth A&R Bylaws were adopted to (i) update language in Section 12 to reflect the current language of Delaware General Corporation Law, or DCGL, 219, which no longer requires a stockholder list be available during a stockholder meeting and (ii) remove a restriction in Section 13 on action without meeting in light of DGCL 228.

The foregoing summary and description of the Fourth A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Semler Scientific, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: June 4, 2025	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)